Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO RESTRUCTURING SUPPORT AGREEMENT

This Amendment No. 3 (this “Amendment No. 3”), dated as of November 2, 2016, is made by the HERO Entities and each of the Ad Hoc Group Members that is a party hereto. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Agreement (as defined below) or the Plan (as defined below), as applicable.

WHEREAS, the HERO Entities and the Ad Hoc Group Members are parties to that certain Restructuring Support Agreement, dated May 26, 2016, as amended by the Amendment to the Restructuring Support Agreement, dated July 8, 2016 and the Amendment No. 2 to Restructuring Support Agreement, dated August 12, 2016 (as may be further amended, modified or supplemented from time to time, the “Agreement”); and

WHEREAS, Section 26 of the Agreement provides, among other things, that the Agreement may be amended with the written consent of (i) each of the HERO Entities and (ii) the Requisite Consenting Lenders; provided, that notwithstanding the foregoing, any modifications, amendments, or supplements or waivers to the Agreement, including any exhibits thereto (including any provision in the Term Sheet), to (a) the sub-provision entitled “First Lien Claims” in the provision entitled “Treatment of Claims and Interests” in the Term Sheet, (b) the sub-provisions entitled “HERO Common Stock” in the provisions entitled “Treatment of Claims and Interests” in the Term Sheet, (c) any documentation with regard to (a) through (b) above may not be made without the prior written consent of the HERO Entities and each member of the Ad Hoc Group; and

WHEREAS, on September 6, 2016, the Debtors, the Ad Hoc Group and the official committee of equity security holders (the “Equity Committee”) participated in a mediation (the “Mediation”) held pursuant to an order of the Bankruptcy Court; and

WHEREAS, in connection with the Mediation (as defined in the Plan (defined herein)), the Debtors and the Ad Hoc Group reached a settlement (the “Mediation Settlement”) with respect to any and all claims and causes of action that may be asserted by the Debtors or on behalf of the Debtors’ estates against any holder of First Lien Claims pursuant to which the amount of the Rejection Lender Wind Down Claim will be reduced by $32.5 million (the “First Lien Claim Reduction Amount”), and subject to and upon the occurrence of the Effective Date, the First Lien Claims will be subordinated in priority of payment to the HERO Common Stock to the extent, and only to the extent, necessary to provide for payment of $15 million in cash to holders of HERO Common Stock on the Effective Date or as soon as reasonably practicable thereafter upon the Wind Down Entity Board determining that through the proceeds of asset sales or the Claims reconciliation process, sufficient cash is available to fund the Wind Down Entity and make such distribution (the “Rejection Shareholder Cash Distribution”); and

WHEREAS, the hearing to consider confirmation of the Debtors’ Modified Joint Prepackaged Chapter 11 Plan (Incorporating Mediation Settlement) filed in the Chapter 11 Cases on October 18, 2016 [Dkt. No. 436] (the “Plan”)1 commenced on September 22, 2016 and concluded September 27, 2016 (the “Confirmation Hearing”); and

[1]	References to the “Plan” in the Restructuring Support Agreement and the Term Sheet shall refer to the “Plan” as defined in this Amendment No. 3.

EXECUTION VERSION

WHEREAS, the parties desire to amend the Agreement to (a) incorporate the terms of the Mediation Settlement, (b) extend the deadlines for (i) entry of the Disclosure Statement Order and Confirmation Order and (ii) the consummation of the Plan and (c) incorporate certain other changes to the Plan that were agreed to during the Confirmation Hearing.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein and in the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged-the parties hereby agree as follows:

1.	Section 6(i) of the Agreement is hereby deleted in its entirety and replaced with the following: “obtain approval by the Bankruptcy Court of the Disclosure Statement and the Solicitation Procedures and entry of the Confirmation Order on or before November 11, 2016, which Confirmation Order shall be a Final Order (as defined in the Term Sheet) on or before November 25, 2016.”

2.	Section 6(j) of the Agreement is hereby amended such that the reference to “October 14, 2016” therein is changed to “December 2, 2016.”

3.	The second paragraph of the “First Lien Claims” subsection of the “Treatment of Claims and Interests” section of the Term Sheet is hereby amended such that the reference to “$579 million” therein is changed to “$546.5 million (after taking into account the First Lien Claim Reduction Amount pursuant to the Mediation Settlement)”.

4.	The second paragraph of the “HERO Common Stock” subsection of the “Treatment of Claims and Interests” section of the Term Sheet is hereby deleted in its entirety and replaced with the following:

“If the class of HERO Common Stock votes to reject the Plan, each holder of HERO Common Stock shall receive its pro rata share (calculated based on the total number of shares of HERO Common Stock) of (i) the Rejection Shareholder Cash Distribution and (ii) 100% of the Rejection Wind Down Entity Interests. For the avoidance of doubt, from and after the Effective Date, any distribution on account of the Rejection Shareholder Cash Distribution shall be made prior to any distribution on account of the Rejection Lender Wind Down Claim. “Wind Down Entity Interests” shall refer to whichever of the Acceptance Wind Down Entity Interests or the Rejection Wind Down Entity Interests arise based on the acceptance or rejection of the Plan by the class of HERO Common Stock.”

EXECUTION VERSION

5.	The section entitled “Disputed Claims Reserve” of the Term Sheet is hereby amended such that the reference to “Administrative Claims” in romanette (i) is deleted.

6.	The subsection entitled “Releases” of the “Release, Exculpation and Related Provisions” section of the Term Sheet is hereby deleted in its entirety and replaced with the following:

“To the fullest extent permitted by applicable law, the Plan shall include a full mutual release from liability in favor of (a) the Debtors, (b) the Wind Down Entity, (c) the non-Debtor subsidiaries, (d) the Ad Hoc Group and its members, (e) the First Lien Lenders that are parties to the Agreement, (f) each First Lien Lender that is a party to the Agreement, (g) the First Lien Agent, (h) the First Lien Lenders, (i) each holder of HERO Common Stock that is also a First Lien Lender that is a party to the Agreement; and (j) with respect to each of the foregoing entities in clauses (a) through (i), such entity’s respective current and former officers, directors, professionals, advisors, accountants, attorneys, investment bankers, consultants, employees, agents and other representatives, from any claims and causes of action related to or in connection with the HERO Entities and their subsidiaries, arising on or prior to the Effective Date (collectively, the “Releases”); provided, however, that no party shall be released from any claim or cause of action that was a result of such party’s gross negligence or willful misconduct as determined by a Final Order (as defined in the Plan).”

7.	The subsection entitled “9019 Settlement” of the “Release, Exculpation and Related Provisions” section of the Term Sheet is hereby amended (a) such that the reference to “the Debtors and their estates” is replaced with “the Debtors, the Debtors’ estates and the Non-Debtor Subsidiaries” and (b) by the addition of the following clause at the end of such subsection: “including, for the avoidance of doubt, any claims and causes of action settled pursuant to the Mediation Settlement and any objections, claims or causes of action asserted by the Equity Committee in its objection to the First Lien Claims or its motion seeking standing to prosecute certain claims and causes of action against the First Lien Lenders.”

8.	Point 6 of the subsection entitled “Milestones” of the Term Sheet (in reference to entry of the Disclosure Statement Order and Confirmation Order) is hereby amended such that the reference to “September 30, 2016” therein is changed to “November 11, 2016.”

9.	Point 7 of the subsection entitled “Milestones” of the Term Sheet (in reference to consummation of the Plan) is hereby amended such that the reference to “October 14, 2016” therein is changed to “December 2, 2016.”

10.

Point 6 of the subsection entitled “Wind Down Entity” of the “Other Terms and Conditions” section of the Term Sheet is hereby amended by the addition of the following proviso at the end of such bullet point: “provided, that upon payment in full of the Lender Wind Down Claim, the two members of the Wind Down Entity Board

EXECUTION VERSION

designated by the Requisite Consenting Lenders shall be replaced by two members designated by the Equity Committee, provided, that the Equity Committee has designated such members by 11:59 p.m. (ET) on October 11, 2016.”

11.	The second paragraph of Point 9 of the subsection entitled “Wind Down Entity” of the “Other Terms and Conditions” section of the Term Sheet is hereby deleted in its entirety and replaced with the following:

“If the class of HERO Common Stock votes to reject the Plan, the Wind Down Entity shall make distributions (i) first, on account of the Rejection Shareholder Cash Distribution, (ii) after the Rejection Shareholder Cash Distribution has been funded in full, on account of the Rejection Lender Wind Down Claim and (iii) after payment in full of the Rejection Lender Wind Down Claim, to holders of Wind Down Entity Interests on a pro rata basis.”

12.	The subsection entitled “Severance and Incentive Plan” of the “Other Terms and Conditions” section of the Term Sheet is hereby deleted in its entirety and replaced with the following:

“The Plan shall provide that upon the Effective Date, the existing employment agreements for each of the Executives shall be rejected, and each of the Executives shall be granted, in accordance with Bankruptcy Code section 502(b)(7), an Allowed General Unsecured Claim in an amount equal to the amount of the base salary (as of May 26, 2016) and benefits provided by their respective employment agreements, without acceleration, for one year following the Petition Date, plus any unpaid base salary, unpaid benefits and unpaid expense reimbursements due under such employment agreements, without acceleration, as of the Petition Date; provided, however, that (i) the aggregate amount of the portions of all such Allowed General Unsecured Claims of the Executives related to base salary (excluding unpaid base salary) shall not exceed $2.09 million, and (ii) the amount of the portion of each such Allowed General Unsecured Claim of an Executive related to benefits (excluding unpaid benefits) shall not exceed $24,000.

Any employment agreement or similar benefits agreement between any executive, contractor or other employee that is not an Executive and any Debtor shall, unless otherwise agreed among the Debtors and the Requisite Consenting Lenders, be rejected immediately prior to the Effective Date of the Plan unless otherwise agreed among such executive, contractor or other employee and the Requisite Consenting Lenders.”

EXECUTION VERSION

The Wind Down Entity Agreement shall provide that:

“On the Effective Date, subject to the applicable Executive having continued their employment with the Debtors until the Effective Date, or such Executive having been terminated without Cause (as defined in such Executive’s employment agreement) prior to the Effective Date, the following terms of compensation shall apply with respect to services to be provided by such Executive to the Wind Down Entity:

(i) upon the latest of (x) the Effective Date, (y) December 31, 2016 and (z) entry into a definitive agreement for the sale of the Hercules Triumph or the Hercules Resilience (the “Payment Trigger Date”), each Executive shall be entitled to payment of an amount equal to such Executive’s annual bonus in respect of 2015 that was paid to such Executive in 2016 (the “Bonus Amount”); provided, however, that the Bonus Amounts paid to the Executives shall not exceed $1.51 million in the aggregate; and

(ii) so long as an Executive is employed by the Wind Down Entity after the Effective Date, for any period that such Executive is so employed during the period from the Effective Date through December 31, 2016, such Executive shall be compensated for his continued employment at a rate of 150% of base salary as of the Petition Date (with 125% of his base salary paid current and 25% deferred until the Payment Trigger Date (the “Deferral Compensation”)) and for any period of employment by the Wind Down Entity from and after December 31, 2016 on such terms as may be agreed to by the Wind Down Entity and the Executive.

In the event an Executive resigns without “Executive Cause” (which shall mean the failure of the Wind Down Entity to pay such Executive his compensation when due in accordance with the terms hereof or if the Executive is asked to perform any services that are immoral, illegal or unethical) prior to the Payment Trigger Date or is terminated for Cause prior to the Payment Trigger Date, the Executive shall forfeit his rights to the Bonus Amount and the Deferral Compensation, but shall retain his rights to receive and retain payments contemplated to be paid to such Executive under Article IV.N. of the Plan.”

13.	This Amendment No. 3 and the Agreement (including the Term Sheet that is attached to, and fully incorporated in, the Agreement), together, contain the complete agreement among the HERO Entities and the Ad Hoc Group Members and supersede any prior understandings, agreements, letters of intent or representations by or among such parties, written or oral, to the extent they relate to the subject matter hereof. Except as specifically amended hereby, the Agreement, as amended hereby, shall remain in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment No. 3 has been duly executed to be effective as of the date first written above.

HERCULES OFFSHORE, INC.

By:	/s/ Troy L. Carson
Name:	Troy L. Carson
Title:	Senior Vice President & CFO

CLIFFS DRILLING COMPANY
FDT LLC
FDT HOLDINGS LLC
HERCULES DRILLING COMPANY, LLC
HERCULES OFFSHORE LIFTBOAT COMPANY LLC
HERO HOLDINGS, INC.
SD DRILLING LLC
THE OFFSHORE DRILLING COMPANY
THE ONSHORE DRILLING COMPANY
TODCO AMERICAS INC.
TODCO INTERNATIONAL INC.
HERCULES LIFTBOAT COMPANY, LLC
HERCULES OFFSHORE SERVICES LLC
HERCULES OFFSHORE INTERNATIONAL, LLC

By:	/s/ Troy L. Carson
Name:	Troy L. Carson
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE AGREEMENT]

DISCOVERY OFFSHORE (GIBRALTAR) LIMITED

By:	/s/ Troy L. Carson
Name:	Troy L. Carson
Title:	Authorized Signatory

By:	/s/ Beau M. Thompson
Name:	Beau M. Thompson
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE AGREEMENT]

HERCULES OFFSHORE (NIGERIA) LIMITED

By:	/s/ Troy L. Carson
Name:	Troy L. Carson
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE AGREEMENT]

DISCOVERY NORTH SEA LTD.
DISCOVERY OFFSHORE SERVICES LTD.
HERCULES ASSET MANAGEMENT LTD.
HERCULES INTERNATIONAL DRILLING LTD.
HERCULES INTERNATIONAL HOLDINGS, LTD.
HERCULES INTERNATIONAL MANAGEMENT COMPANY LTD.
HERCULES INTERNATIONAL OFFSHORE, LTD.
HERCULES NORTH SEA, LTD.
HERCULES OFFSHORE ARABIA, LTD.
HERCULES OFFSHORE HOLDINGS LTD.
HERCULES OFFSHORE MIDDLE EAST LTD.
HERCULES OILFIELD SERVICES LTD.
TODCO TRINIDAD LTD.

By:	/s/ Claus E. Feyling
Name:	Claus E. Feyling
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE AGREEMENT]

HERCULES OFFSHORE LABUAN CORPORATION

By:	/s/ Claus E. Feyling
Name:	Claus E. Feyling
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE AGREEMENT]

HERCULES BRITANNIA HOLDINGS LIMITED
HERCULES BRITISH OFFSHORE LIMITED
HERCULES NORTH SEA DRILLER LIMITED
HERCULES OFFSHORE UK LIMITED

By:	/s/ Claus E. Feyling
Name:	Claus E. Feyling
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE AGREEMENT]

NOMURA CORPORATION RESEARCH AND ASSET MANAGEMENT INC., as investment manager on behalf of certain of its clients

By:	/s/ Steven Kotsen
Name:	Steven Kotsen
Title:	Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE AGREEMENT]

TURAIS HERO LLC, as Lender

By:	/s/ Jeffrey Wade
Name:	Jeffrey Wade
Title:	General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE AGREEMENT]

LUMINUS ENERGY PARTNERS MASTER FUND, LTD., as Lender

By:	/s/ Jeffrey Wade
Name:	Jeffrey Wade
Title:	General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE AGREEMENT]

BLACKWELL PARTNERS LLC – SERIES A
By: Bowery Investment Management, LLC, its Manager

By:	/s/ Vladimir Jelisavcic
Name:	Vladimir Jelisavcic
Title:	Manager

BOWERY OPPORTUNITY FUND, L.P.
By: Bowery Opportunity Management, LLC, its General Partner

By:	/s/ Vladimir Jelisavcic
Name:	Vladimir Jelisavcic
Title:	Manager

BOWERY OPPORTUNITY FUND, Ltd.

By:	/s/ Vladimir Jelisavcic
Name:	Vladimir Jelisavcic
Title:	Director

P BOWERY, LTD
By: Bowery Investment Management, LLC, its investment manager

By:	/s/ Vladimir Jelisavcic
Name:	Vladimir Jelisavcic
Title:	Manager

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE AGREEMENT]

WESTERN ASSET MANAGEMENT COMPANY, as Investment Manager and Agent on behalf of Certain of its Clients

By:	/s/ Adam Wright
Name:	Adam Wright
Title:	Manager, U.S. Legal Affairs

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE AGREEMENT]

QUANTUM PARTNERS LP, as holder of HERO Equity Interests
By: QP GP LLC, its General Partner

By:	/s/ Thomas O’ Grady
Name:	Thomas O’ Grady
Title:	Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE AGREEMENT]

QPB HOLDINGS LTD., as Lender

By:	/s/ Thomas O’ Grady
Name:	Thomas O’ Grady
Title:	Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE AGREEMENT]

SOUTH DAKOTA RETIREMENT SYSTEM

By:	/s/ Matthew L. Clark
Name:	Matthew L. Clark
Title:	State Investment Officer on behalf of the South Dakota Retirement System

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE AGREEMENT]

CERTAIN FUNDS AND ACCOUNTS EACH ACTING as Lender, severally and not jointly

T. ROWE PRICE ASSOCIATES, INC., as investment advisor or subadviser, as applicable

By:	/s/ Rodney M. Rayburn
Name:	Rodney M. Rayburn
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE AGREEMENT]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Seth Denson
Name:	Seth Denson
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE AGREEMENT]

THIRD AVENUE TRUST, on behalf of the THIRD AVENUE FOCUSED CREDIT FUND

By: THIRD AVENUE MANAGEMENT LLC, its investment advisor

By:	/s/ W. James Hall
Name:	W. James Hall
Title:	General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE AGREEMENT]

JEFFERIES LEVERAGED CREDIT PRODUCTS LLC, as Lender

By:	/s/ William P. McLoughlin
Name:	William P. McLoughlin
Title:	Senior Vice President and Associate General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE AGREEMENT]